SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): October 6, 1997



                          THE HARTCOURT COMPANIES, INC.
             (Exact name of registrant as specified in its charter)



                                      UTAH
                 (State or other jurisdiction of incorporation)



         0011-12671                                 87-0400541 (I.R.S.
    (Commission File No.)                     (Employer Identification No.)



     19104 S. Norwalk Boulevard                           90701
         Artesia, California                            (Zip Code)
(Address of Principal Executive Office)



                         Registrant's telephone number,
                       including area code: (562) 403-1126



                                      N.A.
          (Former name or former address, if changed since last report)

Item 2. Acquisition or Disposition of Assets.

     On October 6, 1997 The Hartcourt Companies, Inc., a Utah Corporation (Registrant), completed the purchase of all of the outstanding stock of Pego Systems, Inc. (Pego Systems) for $2,450,000. The agreement provides for payment of $500,000 cash, $1,500,000 in Hartcourt Cos. Preferred Stock, Series C and $450,000 in restricted Hartcourt Cos. Common Stock. The $500,000 cash used in the transaction came from the sale of restricted common shares of the Registrant. The Hartcourt Cos. Preferred Stock, Series C provides for quarterly redemption of $250,000 per quarter, over the six calendar quarters following the closing date.

     Consideration for the acquisition of Pego Systems, Inc. was based on the value of the assets of Pego Systems, its earnings and cashflow potential and, above all, the goodwill that Pego Systems has generated over its 27 year existence.

     The outstanding stock of Pego Systems was acquired from Simerco Trading, Ltd. (a British Virgin Islands Company) and from Michael J. Caruana, who is also a Director of the Registrant.

     Pego Systems is a manufacturers' representative organization and also offers a full line of value added services including distribution, service, and the manufacturing of custom process equipment packages. The Company's primary focus is air and gas handling equipment. Key applications for the products and services that Pego Systems sells include pneumatic conveying, combustion process air, wastewater secondary treatment applications of aeration and digester gas mixing, bottle and can drying, contaminated soil vapor extraction, and landfill gas handling. Pego Systems' markets include the Petro-Chemical industry, most processing companies, food industry, brewing industry, cement plants and many general industrial operations, as well as waste water treatment plants. The environmental market for pollution control through vapor extraction and other means is emerging as an area of major focus for Pego Systems.

     The Registrant does not intend any changes in management and will operate Pego Systems as a wholly-owned subsidiary.

Item 7. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited financial statements of Pego Systems, Inc. for the years ended June 30, 1997 and 1996 are filed with this report as Exhibit 1.

(b) Pro forma Financial Information.

The unaudited pro forma condensed financial statements are filed with this report as Exhibits 2 & 3.

(c) Exhibits.

The exhibits to this Report are listed in the Exhibit index set forth elsewhere herein.



                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             THE HARTCOURT COMPANIES, INC.


Date: October 18, 1997                       By:________________________________
                                                 Dr. Alan Phan
                                                 President

                                 Exhibits Index

Exh.
No.
-----
1 Audited financial statements of Pego Systems, Inc. for the years ended June 30, 1997 and 1996.
2 Unaudited pro forma condensed consolidated balance sheet of Registrant as of June 30, 1997 and December 31, 1996.
3 Unaudited pro forma condensed consolidated statements of income for the six and twelve months ended June 30, 1997 and December 31, 1996, respectively.
4 Copy of Agreement between Registrant and the shareholders of Pego Systems, Inc. for the purchase by Registrant of all of the outstanding stock of Pego Systems, Inc.